united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FUNDS

ANNUAL REPORT
DECEMBER 31, 2016

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

Happy New Year! We hope that you had a happy and healthy holiday season and wish you all the best for 2017.

2016 was a challenging year for many investors. As the year began, markets were in the midst of a correction that deepened quickly in the first few weeks. We had three big concerns coming into 2016: the Federal Reserve, the economy and the election. In December of 2015, the Fed raised interest rates for the first time since the great recession and was signaling more hikes in 2016 (but did not until December 2016). The economy was sputtering along with meager growth in GDP for Q4 2015 and Q1 2016 (although managed to avoid recession). S&P 500 earnings growth in 2016 was projecting a forecasted decline of nearly 2%. Finally, we were in the midst of a contentious election primary which was bound to lead to the most divisive Presidential election in modern history (the outcome of which surprised most prognosticators).

While in the moment of the above occurrences, our inclination was to invest cautiously, which we did for the majority of 2016. This meant fairly strict adherence to our sell discipline and caused us to trim or eliminate positions that were acting poorly and had the ability to cause longer-term damage to portfolios. It also meant carrying elevated levels of cash in portfolios throughout the year, which is not typical for us as investors. Our overriding sense throughout the year was that 2016 had the potential to be one of those big down years and we invested in a manner that sought to limit the potential downside. The risk we took with this approach was that equity markets would be up and we might not capture all of the upside (which turned out to be the case for most of our portfolios).

In retrospect, all of our hand-wringing throughout the year turned out to be unfounded. US equity markets turned in a positive year, with the S&P 500 Total Return Index up 11.96%, the Nasdaq Composite up 8.87% and the Dow Jones Industrial Average up 16.50% and hovering near 20,000 by year-end. For the year, The Biondo Growth Fund was down 1.06% and the Biondo Focus Fund was up 1.41%. Exposure to healthcare was the biggest drag on Growth and Focus returns, as they represent a healthy allocation in both funds and was the worst performing sector in 2016.

Each of the Biondo Funds benefited from strong performances from many of their holdings such as JPMorgan Warrants, Diamondback Energy, Intuitive Surgical and Apple. There were a few major detractors from performance that affected both funds. Pacira Pharmaceuticals and Illumina were both down significantly as part of the year’s healthcare selloff and Under Armour was negatively affected by a slowdown in sales.

Significant purchases in the year include Diamondback Energy, an oil & gas company in the Permian Basin of Texas; Regeneron, a biopharmaceutical company focused on serious medical conditions; Abiomed, a maker of small, non-invasive heart pumps; and Eagle Pharmaceutical, a manufacturer of injectable drugs. We sold positions in several companies, including Mobileye, Intrexon, Gilead and Palo Alto Networks.

While healthy to review the lessons of the past and to learn from them, we do begin a new year and must have our eyes forward on the future. As we begin 2017, the same three topics are top of mind as we implement our investment process: the implications of new political leadership, the Fed and the economy. While many have tired of politics from the exhausting events of 2016, we must spend some time discussing what the potential economic implications are of a Trump Administration, as the impact could be substantial in terms of investment outlook. The Federal Reserve’s interest rate policy will certainly play a major role and as always, the economic backdrop in which our companies operate in must always be considered. To some degree all three are intertwined, but we will try to address each separately.

The election of Donald Trump as President of the United States came as quite a surprise to many in 2016. From our perspective, it appeared for much of the year that markets were anticipating a Clinton victory. As such, it was our expectation that a surprise (from a market view) Trump win would lead to a Brexit-like downside move that would be sharp and short and likely an opportunity to invest in high quality companies at cheaper prices than prior to the election. Like many, we were completely wrong US equity markets opened mildly lower the day after the election, closed that day higher and have yet to look back. From Election Day through year end, the S&P 500 advanced 4.98%, the Dow Jones Industrials gained 8.21% while the Nasdaq Composite was up 3.85% - meaning nearly half of the year’s gains came in the final 6-7 weeks.

The “Trump Trade”, as it has been termed, centers on the emerging premise of broadening economic growth and higher inflation. This is to be fueled by large deficit spending on infrastructure, a program aimed at the repatriation of foreign profits, an era of deregulation and “big-league” tax cuts for both individuals and corporations. In addition, the immediate focus appears to be the “Repeal and Replace” of Obamacare. While prior policies led to nearly a decade of secular stagnation, any hope of revitalization in economic output and corporate earnings should not be ignored. While we have our doubts about the success in getting some of this agenda through, any of it will likely bode well for US equities in the future.

As this unfolds, it will be important to keep a watch on the Federal Reserve, whose decisions are primarily keyed off of inflation and employment figures. Should some of the above-mentioned policies take hold, our expectation would be for higher inflation and job growth both of which will dictate the Fed raising interest rates. Longer-term, this may become a roadblock for equity markets as lower-risk investments become much more attractive. However, it appears to us that we have a long road to travel before this becomes detrimental, particularly if the Fed is raising rates for the right reasons. Our expectation is for two or three rate hikes in 2017 which should bode very well for the financial sector.

If some or all of the above-mentioned policies are implemented, the likely outcome would be positive for the economy. More importantly, economic acceleration will lead to higher corporate earning which we have long believed to be the primary driver of equity markets over the long haul. As it stands now, expectations for S&P 500 profits in 2017 are for an increase north of 20% after essentially no growth over the past two years. This profit acceleration is likely to aid stock market returns in 2017 and in our view, provides the most impactful driver as we build portfolios.

While there are certainly reasons for optimism (market perspective), much work remains ahead and time will tell how this all plays out. In the meantime, we will remain focused on the individual investments that we make in each of our strategies. We are as confident in our ability to identify excellent investment opportunities and look forward to implementing this on your behalf. As always, we appreciate the trust and confidence that you have placed in us. Best wishes for a happy, healthy and prosperous 2017.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Executive Officer	Founder, Senior Portfolio Manager

Sources: Index Performance-Bloomberg; Strategy Performance & Sectors-IAS, Dorsey, Wright & Associates; Trading-Biondo Investment Advisers LLC; Rates, GDP & Election- CNN Money, WSJ, bea.gov

1037-NLD-1/27/2017

The Biondo Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmarks:

				Annualized
		Annualized	Annualized	Inception** -
	One Year	Five Year	Ten Year	December 31, 2016
The Biondo Growth Fund – Investor Shares	(1.06)%	8.00%	1.79%	2.10%
Russell 1000 Growth Total Return Index	7.08%	14.50%	8.33%	8.43%
S&P 500 Total Return Index	11.96%	14.66%	6.95%	7.44%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s total annual operating expense ratio before waivers is 1.50%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

The Russell 1000 Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index. The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2016

The Fund’s Top Ten Sectors are as follows, as of December 31, 2016:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	16.2%	Computers	6.8%
Internet	11.1%	Pharmaceuticals	6.6%
Biotechnology	11.0%	Healthcare - Products	6.2%
Oil & Gas	8.7%	Semiconductors	4.6%
Diversified Financial Services	7.8%	Other, Cash & Cash Equivalents	14.0%
Oil & Gas Services	7.0%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, compared to its benchmarks:

			Annualized
		Annualized	Inception**-
	One Year	Five Year	December 31, 2016
The Biondo Focus Fund – Investor Shares	1.41%	13.16%	5.52%
Dow Jones Industrial Average Total Return Index	16.50%	12.92%	12.24%
S&P 500 Total Return Index	11.96%	14.66%	12.43%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s total annual operating expense ratio is 2.62%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2016

The Fund’s Top Ten Sectors are as follows, as of December 31, 2016:

Sectors	% of Net Assets	Sectors	% of Net Assets
Banks	24.3%	Pharmaceuticals	7.8%
Biotechnology	15.5%	Computers	5.2%
Internet	13.5%	Oil & Gas	4.6%
Diversified Financial Services	11.7%	Retail	2.3%
Oil & Gas Services	9.2%	Other, Cash & Cash Equivalents	(2.4)%
Healthcare - Products	8.3%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 90.4%
	APPAREL - 3.0%
7,500	Under Armour, Inc. - Class A *	$217,875
12,500	VF Corp.	666,875
		884,750
	AUTO MANUFACTURERS - 1.4%
2,000	Tesla Motors, Inc. *	427,380

	BANKS - 16.2%
200,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	1,990,000
40,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	1,770,800
50,000	Sussex Bancorp	1,045,000
		4,805,800
	BIOTECHNOLOGY - 11.0%
19,250	Celgene Corp. *	2,228,188
4,250	Illumina, Inc. *	544,170
1,375	Regeneron Pharmaceuticals, Inc. *	504,749
		3,277,107
	COMPUTERS - 6.8%
17,500	Apple, Inc.	2,026,850

	DIVERSIFIED FINANCIAL SERVICES - 7.8%
22,500	MasterCard, Inc. - Class A	2,323,125

	HEALTHCARE - PRODUCTS - 6.2%
5,000	ABIOMED, Inc. *	563,400
2,000	Intuitive Surgical, Inc. *	1,268,340
		1,831,740
	INTERNET - 11.1%
2,000	Alphabet, Inc. - Class A *	1,584,900
15,000	Facebook, Inc. - Class A *	1,725,750
		3,310,650
	OIL & GAS - 8.7%
5,000	Chevron Corp.	588,500
10,000	Diamondback Energy, Inc. *	1,010,600
5,000	Phillips 66	432,050
62,500	Sanchez Energy Corp. *	564,375
		2,595,525

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	OIL & GAS SERVICES - 7.0%
8,500	Core Laboratories NV	$1,020,340
12,500	Schlumberger Ltd.	1,049,374
		2,069,714
	PHARMACEUTICALS - 6.6%
15,000	Bristol-Myers Squibb Co.	876,600
7,500	Eagle Pharmaceuticals, Inc. *	595,050
15,000	Pacira Pharmaceuticals, Inc. *	484,500
		1,956,150
	SEMICONDUCTORS - 4.6%
14,000	NXP Semiconductors NV *	1,372,140

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $16,238,245)	26,880,931

	SHORT-TERM INVESTMENTS - 7.4%
	MONEY MARKET FUND - 7.4%
2,216,683	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.31% ** (Cost - $2,216,683)	2,216,683

	TOTAL INVESTMENTS - 97.8% (Cost - $18,454,928) (a)	$29,097,614
	OTHER ASSETS LESS LIABILITIES - NET - 2.2%	647,731
	NET ASSETS - 100.0%	$29,745,345

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,454,928 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$11,562,080
Unrealized Depreciation:	(919,394)
Net Unrealized Appreciation:	$10,642,686

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 103.5%
	APPAREL - 1.1%
8,750	Under Armour, Inc. - Class A *	$254,188

	BANKS - 24.3%
275,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	2,736,250
60,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	2,656,200
		5,392,450
	BIOTECHNOLOGY - 15.5%
17,500	Celgene Corp. * ^	2,025,625
6,000	Illumina, Inc. * ^	768,240
1,750	Regeneron Pharmaceuticals, Inc. *	642,408
		3,436,273
	COMPUTERS - 5.2%
10,000	Apple, Inc. ^	1,158,200

	DIVERSIFIED FINANCIAL SERVICES - 11.7%
25,000	MasterCard, Inc. - Class A ^	2,581,250

	HEALTHCARE - PRODUCTS - 8.3%
5,000	ABIOMED, Inc. *	563,400
2,000	Intuitive Surgical, Inc. *	1,268,340
		1,831,740
	INTERNET - 13.5%
500	Alphabet, Inc. - Class A *	396,225
22,500	Facebook, Inc. - Class A * ^	2,588,625
		2,984,850
	OIL & GAS - 4.6%
10,000	Diamondback Energy, Inc. *	1,010,600

	OIL & GAS SERVICES - 9.2%
10,000	Core Laboratories NV	1,200,400
10,000	Sclumberger Ltd.	839,500
		2,039,900
	PHARMACEUTICALS - 7.8%
12,500	Eagle Pharmaceuticals, Inc. *	991,750
22,750	Pacira Pharmaceuticals, Inc. *	734,824
		1,726,574

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	RETAIL - 2.3%
2,000	Ulta Salon Cosmetics & Fragrance, Inc. *	$509,880

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $15,308,780)	22,925,905

	SHORT-TERM INVESTMENTS - 5.4%
	MONEY MARKET FUND - 5.4%
1,200,280	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.31 **	1,200,280
	TOTAL SHORT-TERM INVESTMENTS - (Cost - $1,200,280)

	TOTAL INVESTMENTS - 108.9% (Cost - $16,509,060) (a)	$24,126,185
	LIABILITIES IN EXCESS OF OTHER ASSETS - NET- (8.9)%	(1,971,705)
	TOTAL NET ASSETS - 100.0%	$22,154,480

*	Non-income producing security.

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2016 is $10,886,035.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,106,044 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$8,337,689
Unrealized Depreciation:	(1,317,548)
Net Unrealized Appreciation:	$7,020,141

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2016

	The Biondo Growth	The Biondo Focus
	Fund	Fund
ASSETS
Investment securities:
At cost	$18,454,928	$16,509,060
At value	$29,097,614	$24,126,185
Cash	15,361	44,012
Receivable for Fund shares sold	2,261	2,045
Receivable for investments sold	661,026	1,564,822
Dividends and interest receivable	6,601	5,205
Prepaid expenses & other assets	8,655	7,003
TOTAL ASSETS	29,791,518	25,749,272

LIABILITIES
Line of Credit payable	—	3,499,999
Payable for Fund shares redeemed	255	—
Investment advisory fees payable	12,545	22,748
Payable to related parties	7,424	13,858
Distribution (12b-1) fees payable	6,285	4,719
Accrued interest	—	26,834
Accrued expenses and other liabilities	19,664	26,634
TOTAL LIABILITIES	46,173	3,594,792
NET ASSETS	$29,745,345	$22,154,480

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$24,634,588	$14,849,542
Accumulated net investment loss	(2,833)	—
Accumulated net realized loss from security transactions and options transactions	(5,529,096)	(312,187)
Net unrealized appreciation of investments	10,642,686	7,617,125
NET ASSETS	$29,745,345	$22,154,480

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$29,745,345	$22,154,480
Shares of beneficial interest outstanding	2,443,154	1,538,091
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.17	$14.40

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2016

	The Biondo Growth	The Biondo Focus
	Fund	Fund
INVESTMENT INCOME
Dividends (net of $2,805 and $3,300 foreign taxes withheld)	$185,475	$122,825
Interest	6,665	2,690
TOTAL INVESTMENT INCOME	192,140	125,515

EXPENSES
Investment advisory fees	290,982	317,264
Interest expense	—	124,008
Distribution (12b-1) fees - Investor Class	72,746	52,877
Administration fees	41,117	42,365
Fund accounting fees	24,384	24,065
Transfer agent fees	21,339	23,454
Audit fees	17,054	17,972
Registration fees	16,812	14,860
Legal fees	21,510	14,731
Trustees’ fees and expenses	11,327	12,620
Shareholder reporting expense	17,541	12,368
Compliance officer fees	11,133	9,216
Custody fees	4,735	6,780
Insurance expense	1,303	904
Other expenses	458	860
TOTAL EXPENSES	552,441	674,344

Less: Fees waived by the Advisor	(116,273)	(5,566)

NET EXPENSES	436,168	668,778
NET INVESTMENT LOSS	(244,028)	(543,263)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on transactions from:
Investments	604,671	848,831
Options written	36,891	66,225
Net realized gain	641,562	915,056

Net change in unrealized appreciation (depreciation) on:
Investments	(1,031,001)	(473,981)
Options written	30,668	—
Net change in unrealized depreciation	(1,000,333)	(473,981)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(358,771)	441,075

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(602,799)	$(102,188)

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment loss	$(244,028)	$(307,150)
Net realized gain from investments and written options	641,562	905,793
Net change in unrealized appreciation (depreciation) of investments and options written	(1,000,333)	(2,874,022)
Net decrease in net assets resulting from operations	(602,799)	(2,275,379)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,397,793	899,188
Payments for shares redeemed	(4,102,314)	(2,857,935)
Redemption fee proceeds	24	—
Net decrease in net assets from shares of beneficial interest	(2,704,497)	(1,958,747)

TOTAL DECREASE IN NET ASSETS	(3,307,296)	(4,234,126)

NET ASSETS
Beginning of Year	33,052,641	37,286,767
End of Year *	$29,745,345	$33,052,641
* Includes accumulated net investment loss of:	$(2,833)	$(3,501)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	123,175	68,220
Shares Redeemed	(364,069)	(216,075)
Net decrease in shares of beneficial interest outstanding	(240,894)	(147,855)

See accompanying notes to financial statements.

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

FROM OPERATIONS
Net investment loss	$(543,263)	$(609,808)
Net realized gain from investments and options written	915,056	184,735
Net change in unrealized appreciation (depreciation) of investments	(473,981)	(3,181,364)
Net decrease in net assets resulting from operations	(102,188)	(3,606,437)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,119,530	4,778,312
Payments for shares redeemed	(4,269,626)	(8,379,743)
Redemption fee proceeds	120	1,713
Net decrease in net assets from shares of beneficial interest	(3,149,976)	(3,599,718)

TOTAL DECREASE IN NET ASSETS	(3,252,164)	(7,206,155)

NET ASSETS
Beginning of Year	25,406,644	32,612,799
End of Year *	$22,154,480	$25,406,644
* Includes accumulated net investment loss of:	$—	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	87,407	299,080
Shares Redeemed	(339,041)	(524,959)
Net decrease in shares of beneficial interest outstanding	(251,634)	(225,879)

See accompanying notes to financial statements.

The Biondo Focus Fund
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(102,188)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:

Proceeds from disposition of long-term investment securities	14,804,668
Purchases of long-term investment securities	(13,561,492)
Premiums received for call options written	99,461
Cost of closing call options written	(33,237)
Sale of short-term investments, net	(177,773)
Changes in operating Assets and Liabilities:
Net change in unrealized appreciation (depreciation)	473,981
Net realized gain	(915,056)
Increase in interest and dividends receivable	(5,205)
Decrease in receivables for securities sold	2,588,854
Decrease in prepaid expenses	5,380
Increase in accrued expenses and other liabilities	23,786
Decrease in due to custodian	(5,298)
Net cash provided by operating activities	3,195,881

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	1,119,530
Fund shares redeemed	(4,269,626)
Redemption fee proceeds	120
Increase in receivable for Fund shares sold	(1,893)
Net cash used in financing activities	(3,151,869)

Net increase in cash	44,012

CASH:
Beginning balance	—
Ending balance	$44,012

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$97,709

See accompanying notes to financial statements.

The Biondo Growth Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period presented

	Investor Class
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended		Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,		January 31,
	2016		2015	2014	2013	2012 *		2012

Net asset value, beginning of period	$12.31		$13.17	$12.38	$8.94	$8.90		$9.72
Activity from investment operations:
Net investment loss (1)	(0.10)		(0.11)	(0.11)	(0.08)	(0.07)		(0.11)
Net realized and unrealized gain (loss) on investments and option transactions	(0.04)		(0.75)	0.90	3.52	0.11		(0.71)
Total income (loss) from investment operations	(0.14)		(0.86)	0.79	3.44	0.04		(0.82)

Paid-in-Capital from redemption fees (1)	0.00	(2)	—	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)

Net asset value, end of period	$12.17		$12.31	$13.17	$12.38	$8.94		$8.90
Total return (3)	(1.06	)% (7)	(6.53)%	6.38%	38.48%	0.45	% (4)	(8.44)%
Net assets, end of period (in 000s)	$29,745		$33,053	$37,287	$36,390	$38,917		$50,714

Ratio of gross expenses to average net assets (5)	1.90%		1.72%	1.77%	1.74%	1.65	% (6)	1.74%
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%	1.50	% (6)	1.50%
Ratio of net investment loss to average net assets	(0.83)%		(0.84)%	(0.87)%	(0.73)%	(0.90	)% (6)	(1.14)%
Portfolio turnover rate	36%		25%	44%	20%	46	% (4)	25%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset may differ from the net asset values and returns for shareholder processing.

See accompanying notes to financial statements.

The Biondo Focus Fund
FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Investor Class
	Year Ended	Year Ended		Year Ended	Year Ended	Period Ended		Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,		January 31,
	2016	2015		2014	2013	2012 *		2012

Net asset value, beginning of period	$14.20	$16.18		$13.92	$8.91	$9.38		$10.61
Activity from investment operations:
Net investment loss (1)	(0.33)	(0.33)		(0.35)	(0.35)	(0.24)		(0.25)
Net realized and unrealized gain (loss) on investments and option transactions	0.53	(1.65)		2.60	5.36	(0.23)		(0.98)
Total income (loss) from investment operations	0.20	(1.98)		2.25	5.01	(0.47)		(1.23)

Paid-in-Capital from redemption fees (1)	0.00 (2)	0.00	(2)	0.01	0.00 (2)	—		0.00 (2)

Net asset value, end of period	$14.40	$14.20		$16.18	$13.92	$8.91		$9.38
Total return (3)	1.41%	(12.24	)% (4)	16.24%	56.23%	(5.01	)% (5)	(11.59)%
Net assets, end of period (in 000s)	$22,154	$25,407		$32,613	$20,552	$14,115		$18,920

Ratio of gross expenses to average net assets including interest expense (6)	3.17%	2.62%		2.65%	3.58%	3.35	% (7)	2.62%
Ratio of gross expenses to average net assets excluding interest expense (6)	2.59%	2.36%		2.34%	2.82%	2.55	% (7)	2.34%
Ratio of net expenses to average net assets including interest expense	3.14%	2.62%		2.65%	3.58%	3.35	% (7)	2.62%
Ratio of net expenses to average net assets excluding interest expense	2.56%	2.36%		2.34%	2.82%	2.55%		2.34%
Ratio of net investment loss to average net assets	(2.55)%	(2.06)%		(2.27)%	(3.11)%	(2.95	)% (7)	(2.48)%
Portfolio turnover rate	60%	55%		52%	81%	83	% (5)	75%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees. Had the advisor not waived a portion of its fees, total return would have been lower.

(4)	There was no effect on total return due to a trade error.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(7)	Annualized.

See accompanying notes to financial statements.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund,” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment companies. Each Fund currently offers Investor Class shares. The Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of US companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of US companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Funds. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Funds’ investments measured at fair value:

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$26,880,931	$—	$—	$26,880,931
Short-Term Investments	2,216,683	—	—	2,216,683
Total	$29,097,614	$—	$—	$29,097,614

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$22,925,905	$—	$—	$22,925,905
Short-Term Investments	1,200,280	—	—	1,200,280
Total	$24,126,185	$—	$—	$24,126,185

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolios. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolios. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2016, (i) The Biondo Growth Fund had a net realized gain from written options of $36,891 subject to equity price risk and (ii) The Biondo Focus Fund had a net realized gain of $66,225 on written options subject to equity price risk. These realized gains/(losses) are included in the line items marked “Net realized gain on transactions from options written” on the Statements of Operations. For the year ended December 31, 2016, The Biondo Growth Fund had net unrealized appreciation of $30,668 on written options subject to equity price risk and this unrealized appreciation amount is included in the line items marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations.

For the year ended December 31, 2016, (i) The Biondo Growth Fund had a net realized loss from purchased options of $65,524 subject to equity price risk and (ii) The Biondo Focus Fund had a net realized loss of $96,105 on purchased options subject to equity price risk. These realized gains/(losses) are included in the line items marked “Net realized gain (loss) on transactions from investments” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of call option contracts written and the premiums received by the Funds during the year ended December 31, 2016, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	25	$85,452	—	$—
Options written	—	—	35	99,461
Options exercised	—	—	—	—
Options expired	—	—	—	—
Options closed	(25)	(85,452)	(35)	(99,461)
Options outstanding, end of year	—	$—	—	$—

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$9,160,580	$14,172,462
The Biondo Focus Fund	13,465,388	14,804,668

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

Fund
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

For the year ended December 31, 2016, the Advisor earned fees of $290,982 and $317,264 for The Biondo Growth Fund and The Biondo Focus Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2017, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed 1.50% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2016, the Advisor waived fees in the amount of $116,273 for The Biondo Growth Fund.

Effective December 1, 2016, pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed,

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

at least until April 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Focus Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed the following 2.25% per annum of the Fund’s average daily net assets. This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2016, the Advisor waived fees in the amount of $5,566 for The Biondo Focus Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the applicable Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2016, the Advisor had $297,781 and $5,566 of waived expenses for The Biondo Growth Fund and The Biondo Focus Fund, respectively that may be recovered by the following dates:

Fund	December 31, 2017	December 31, 2018	December 31, 2019	Total
The Biondo Growth Fund	$100,257	$81,251	$116,273	$297,781
The Biondo Focus Fund	$—	$—	$5,566	$5,566

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2016, The Biondo Growth Fund Investor Class was charged $72,746, and The Biondo Focus Fund was charged $52,877, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. For the year ended December 31, 2016, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Gemini Fund Services, LLC (“GFS”),

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2018 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of i) the lender’s prime rate minus 0.50% or ii) 3.00% per annum at the time of borrowing. During the year ended December 31, 2016, the Fund incurred $124,008 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended December 31, 2016 were $3,499,999 and 3.00%. The largest outstanding borrowing during the year ended December 31, 2016 was $3,499,999. As of December 31, 2016, the Fund had $3,499,999 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of December 31, 2016, the Fund had $10,886,035 in securities pledged as collateral for the line of credit.

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended December 31, 2016, the Funds assessed $24 and $120 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2016, National Financial Services LLC held approximately 94.1% and 79.8% of the voting securities of the Biondo Growth Fund and the Biondo Focus Fund, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by National Financial Services LLC are also owned beneficially.

8.	TAX COMPONENTS OF CAPITAL

The Funds had no distributions for the years ended December 31, 2016 and December 31, 2015.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Capital Loss	Other		Total
	Long-Term	Carry	Book/Tax	Unrealized	Accumulated
Fund	Capital Gains	Forwards	Differences	Appreciation	Earnings
Growth Fund	$—	$(5,401,905)	$(130,024)	$10,642,686	$5,110,757
Focus Fund	$569,547	$—	$(284,750)	$7,020,141	$7,304,938

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain/loss from security and options transactions for the Focus Fund is primarily attributable to the tax deferral of losses on wash sales and straddles. Amounts listed under other book/tax differences are attributable to the tax deferral of losses on straddles for both Funds. The difference between book basis and tax basis accumulated net investment loss for the Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $2,833. Amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and the unamortized portion of organizational expenses.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2016, the Growth Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
The Biondo Growth Fund	$3,657,929	$—	$3,657,929	1/31/18
	1,743,976		1,743,976	1/31/19
	$5,401,905	$—	$5,401,905

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Funds for the year ended December 31, 2016 as follows:

	Paid	Accumulated	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Loss	Loss
The Biondo Growth Fund	$(244,696)	$244,696	$—
The Biondo Focus Fund	(543,263)	543,263	—

9.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of The Biondo Growth Fund and The Biondo Focus Fund

We have audited the accompanying statements of assets and liabilities of The Biondo Growth Fund and The Biondo Focus Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. Additionally, we have audited the statement of cash flows for The Biondo Focus Fund for the year ended December 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund and The Biondo Focus Fund as of December 31, 2016, and the results of their operations and cash flows (of the Biondo Focus Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 1, 2017

The Biondo Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2016

As a shareholder of the Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/16	12/31/16	7/1/16 – 12/31/16	7/1/16 –12/31/16
The Biondo Growth Fund	$ 1,000.00	$ 1,116.40	$ 7.98	1.50%
The Biondo Focus Fund	1,000.00	1,214.20	17.87	3.21%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	7/1/16	12/31/16	7/1/16 – 12/31/16	7/1/16 – 12/31/16
The Biondo Growth Fund	$ 1,000.00	$ 1,017.60	$ 7.61	1.50%
The Biondo Focus Fund	1,000.00	1,009.00	16.21	3.21%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

Biondo Focus Fund and Biondo Growth Fund (Adviser Biondo Investment Advisors, LLC)*

In connection with the regular meeting held on September 20-21, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Biondo Investment Advisors, LLC (“Biondo”) and the Trusts, with respect to the Biondo Focus Fund and the Biondo Growth Fund (collectively the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Biondo is an independent investment management firm founded in 2004. They considered that the firm manages approximately $370 million in assets and provides personalized investment services to individuals and institutions. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Biondo Funds, taking into consideration their education and noting the investment team’s deep financial industry and investment management experience with specialists in research, operations, business development, compliance, and client service. The Trustees also reviewed Biondo’s research process, noting the firm takes a fundamental approach by conducting labor intensive research that analyzes the financial data of a significant number of companies and considers various other economic factors. They noted that Biondo then performs additional qualitative and quantitative analysis to narrow the investment selections to companies that meet the adviser’s criteria for inclusion in the portfolio. The Trustees noted that the adviser demonstrates an understanding of the various risks associated with each Fund’s trading strategies, and, rather than mitigating market risk with traditional hedging strategies, relies on the strength of the in-depth research and analysis conducted before buying or selling a security. The Trustees reasoned that the adviser’s veteran investment team, research process, and well organized infrastructure have been an asset to the adviser’s operation. The Board concluded that Biondo would likely continue to provide quality service to each Biondo Fund for the benefit of the shareholders.

Performance.

Biondo Focus – The Trustees reviewed the performance history of the Fund over the 1-year, 2-year, 3-year and 5-year periods, noting that the Fund significantly underperformed the benchmark, Morningstar category, and peer group over each period. The Trustees observed that the Fund generally captured less upside than the benchmark, while capturing far more downside. The Trustees commented that the long-term performance of the Fund has been impacted by significant underperformance over the last two years. The Trustees noted the adviser’s explanation that Fund performance can be volatile for this Fund because it is more concentrated than its peers and utilizes leverage that can amplify gains and losses. The Board observed that the use of leverage had at times dramatically improved the Fund’s performance as was the case in 2013. The Trustees also noted that the adviser had recently implemented new risk management processes under which underperforming assets of the Fund are reviewed more frequently.

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

The Trustees, while not satisfied with recent performance, concluded that such recent performance should not prevent renewal of the advisory agreement because the Fund’s strategy could produce acceptable returns over a full market cycle and that the Adviser would confer with the Board at its next meeting.

Biondo Growth – The Trustees reviewed the performance history of the Fund over the 1-year, 2-year, 3-year and 5-year periods, noting that the Fund underperformed the benchmark, Morningstar category, and peer group by a wide margin over each period. The Trustees observed that the Fund generally captured less upside than the benchmark, while capturing far more downside. The Trustees commented that the long-term performance of the Fund had been impacted by significant underperformance over the last two years. The Trustees noted the adviser’s explanation that Fund performance can be volatile for this Fund because it is more concentrated than its peers and utilizes leverage that can amplify gains and losses. The Board observed that this use of leverage had at times dramatically improved the Fund’s performance as was the case in 2013. The Trustees also noted that the adviser had recently implemented new risk management processes under which underperforming assets of the Fund are reviewed more frequently. The Trustees were not satisfied with recent performance, but concluded that recent performance should not prevent renewal of the advisory agreement because the Fund’s strategy could produce acceptable returns over a full market cycle and that the Adviser would confer with the Board at its next meeting.

Fees and Expenses.

Biondo Focus – The Trustees noted the Fund’s advisory fee is significantly higher than both the peer group and Morningstar category averages. They noted that the fee is tied with the highest fee in the peer group, but within the range of the Morningstar category. They noted the advisory fee was significantly lower than the average fee charged to the adviser’s separate account clients. They considered the adviser’s reasoning that the concentrated nature of and use of derivatives by the Fund were principal factors driving the fees, and they considered the amount of time and resources required to initially select a security and then continually monitor positions was a reasonable justification for higher fees. The Trustees considered that the Fund’s net expense ratio was significantly higher than the average of its Morningstar category and peer group, and higher than any peer group fund, due in part to the interest expense related to the Fund’s use of leverage. They considered the adviser’s stated anticipation that the net expense ratio will be more in line with those comparison groups as Fund assets grow. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Biondo Growth – The Trustees noted that the Fund’s advisory fee is higher than both the peer group and Morningstar category averages, but within the range of Morningstar group and the peer group. The Trustees compared the fee to the average advisory fees charged by the adviser to its separate account clients and noted that the Fund’s advisory fee is significantly lower than the average fee charged to those clients. The Trustees noted that the Fund’s expense ratio is higher than the Morningstar category average and the peer group average, and equal to the highest net expenses ratio in the peer group while remaining well within the range of the Morningstar category. The Trustees noted that the adviser had an expense cap in place, and, reasoned that, in light of the time and commitment the adviser devoted to the Fund, the fee was not unreasonable.

Profitability. The Trustees noted that with respect to each Fund after individual reviews, the profit margin as a percent of revenue was not insignificant. They also considered certain additional benefits, consisting of research from brokers and distribution fees paid to a broker-dealer-affiliate. The Trustees reasoned that the percentage of profit relating to each Fund is not the only relevant consideration and agreed that the dollar amount received as compensation did not appear excessive, especially in light of the

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

time and resources devoted by the adviser to each Fund. The Trustees concluded that the profits for each Fund were not excessive.

Economies of Scale. The Trustees noted that the adviser indicated that it is open to the possibility of implementing breakpoints once the Funds achieve an asset size at which sufficient economies of scale can be attained. After discussion, it was the consensus of the Board that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited as the size of each Fund increases.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each Fund’s Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is not unreasonable and that renewal of each Advisory Agreement is in the best interests of each Biondo Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014-2016).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	2

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015); AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- February 2011); ); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

12/31/16 – NLFT_v3

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary* Since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of December 31, 2016, the Trust was comprised of 87 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/16 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, Pennsylvania 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dec 2016 - $ 29,000

Dec 2015 - $ 29,000

Dec 2014 - $ 29,000

Dec 2013 - $28,500

Dec 2012 - $28,000

Jan 2012 - $ 28,000

2011 - $ 28,000

(b)	Audit-Related Fees

Dec 2016 - None

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(c)	Tax Fees

2016 - $ 4,400

2015 - $ 4,000

2014 - $ 4,000

2013 – $ 4,000

2012 – $ 4,000

2011 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2016 - None

Dec 2015 - None

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	Dec 2016	Dec 2015	Dec 2014	Dec 2013	Dec 2012	Jan 2012	2011
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Dec 2016 - $4,400

Dec 2015 - $4,000

Dec 2014 - $4,000

Dec 2013 - $4,000

Dec 2012 - $4,000

Jan 2012 - $ 4,000

2011 - $ 4,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/2/2017

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/2/2017